American Century Investment Trust Prospectus Supplement High-Yield Fund
Supplement dated June 24, 2010 ¡ Prospectus dated August 1, 2009

All references to Michael Difley should be deleted.

Effective June 29, 2010.

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

G. David MacEwen, Chief Investment Officer – Fixed Income, has shared primary responsibility for the management of the fund since 2008, and has served on teams managing fixed-income investments since joining the advisor in 1991.

Kevin Akioka, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments, including sharing primary responsibility for the management of the fund, since joining the advisor in 2010.

The following replaces The Fund Management Team section on page 12 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. The fund’s other portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

G. David MacEwen (Macro Strategy Team Representative)

Mr. MacEwen, Chief Investment Officer – Fixed Income, joined American Century Investments in 1991 as a portfolio manager. He has shared primary responsibility for the management of the fund since 2008, and has served on teams managing fixed-income investments since joining the advisor.  He has a bachelor’s degree in economics from Boston University and an MBA in finance from the University of Delaware.

Kevin Akioka

Mr. Akioka, Vice President and Senior Portfolio Manager, joined American Century Investments in 2010.  He has served on teams managing fixed-income investments, including sharing primary responsibility for the management of the fund, since joining the advisor. Prior to joining American Century Investments, he spent four years at Macquarie Group, Ltd. as a senior vice president and portfolio manager, managing high-yield bond allocations and credit derivative positions. From 1997 to 2006, he was a principal at Payden & Rygel as head of their corporate credit department. He has a bachelor's degree in economics and psychology from the University of California, Irvine and an MBA from New York University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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